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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): December 1, 2000


                               AMERICASBANK CORP.

       (Exact Name of Small Business Issuer as Specified in Its Charter)

                 Maryland                                    52-1948980
     (State or Other Jurisdiction of                      (I.R.S. Employer
     Incorporation or Organization)                      Identification No.)


                     500 York Road, Towson, Maryland 21204
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                    (Address of Principal Executive Offices)

                                  410-823-0500
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                (Issuer's Telephone Number, Including Area Code)


Item 4. Change in Registrant's Certifying Accountant.

        1. On December 1, 2000, the Company was notified that Keller Bruner & Company, LLP had merged with McGladrey & Pullen, LLP and that Keller Bruner & Company, LLP would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

        2. Keller Bruner & Company, LLP was engaged to report on the Registrant's consolidated financial statements as of and for the year ending December 31, 2000, and accordingly, has not issued any auditor's reports for prior periods.

        3. The decision to engage McGladrey & Pullen, LLP was approved by the board of directors.

        4. During the Registrant's most recent interim period preceding the change, there have been no disagreements with Keller Bruner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        5. The Registrant has requested Keller Bruner & Company, LLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. This letter is filed by the Registrant as Exhibit 16 to this Amendment to Form 8-K in accordance with the requirements of Item 304 of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) The following exhibits are hereby made a part of this Form 8-K:

        Exhibit 16. Letter re change in certifying accountant
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                                  SIGNATURES

      In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be singed on its behalf by the undersigned, thereunto duly authorized.

                           AmericasBANK CORP.


Date: December 8, 2000     By: ________________________________________
                           Kenneth D. Pezzulla
                           President and Chairman of the Board of Directors
                           (Principal Executive Officer)


Date: December 8, 2000     By: _______________________________________
                           Steven T. Hudson
                           Chief Financial Officer
                           (Principal Financial and Accounting Officer)


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